UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 13, 2017.

Meeting Information
WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY	Meeting Type: For holders as of:	Annual General Meeting of Shareholders April 13, 2017
Date: June 13, 2017 Time: 9:30 A.M. Eastern Time
	Location:	W New York - Downtown 8 Albany Street New York, NY 10006
For directions to the Annual General Meeting, please contact Willis Towers Watson's corporate office at +1 (212) 915-8888.
WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 200 LIBERTY STREET NEW YORK, NEW YORK 10281

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT ON FORM 10-K NOTICE AND PROXY STATEMENT IRISH STATUTORY ACCOUNTS

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the
following:

1.	Elect directors.

	1a.	Anna C. Catalano

	1b.	Victor F. Ganzi

	1c.	John J. Haley

	1d.	Wendy E. Lane

	1e.	James F. McCann

	1f.	Brendan R. O'Neill

	1g.	Jaymin Patel

	1h.	Linda D. Rabbitt

	1i.	Paul Thomas

	1j.	Jeffrey W. Ubben

	1k.	Wilhelm Zeller

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.

Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte LLP to audit our Irish Statutory Accounts, and authorize in a binding vote the Board, acting through the Audit & Risk Committee, to fix the independent auditors’ remuneration.

3.	Approve, on an advisory basis, the named executive officer compensation.

The Board of Directors recommends you vote 1 year on the following proposal:

4.	Approve, on an advisory basis, the frequency of the advisory vote on named executive officer compensation.

The Board of Directors recommends you vote FOR proposals 5, 6A, 6B, 7A, 7B, 8 and 9.

5.	Amend the Articles of Association to implement proxy access.

6A.	Amend the Articles of Association to provide for a plurality voting standard in the event of a contested election when the number of director nominees exceeds the number of directors to be elected.

6B.	Amend the Articles of Association to grant the Board the sole authority to determine its size.

7A.	Amend the Articles of Association to enhance the advance notice provisions and make certain administrative amendments in connection with the Companies Act 2014.

7B.	Amend the Memorandum of Association to make certain administrative amendments, including in connection with the Companies Act 2014.

8.	Renew the Board’s existing authority to issue shares under Irish law.

9.	Renew the Board’s existing authority to opt out of statutory pre-emption rights under Irish law.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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